EXHIBIT 32.01

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IPORUSSIA, INC. (the "Company") on Form 10-QSB for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vladimir F. Kuznetsov, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

              (1)     The Report fully complies with the requirements of
                      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

              (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 11, 2005

                                                /s/ Vladimir F. Kuznetsov
                                                --------------------------------
                                                Vladimir F. Kuznetsov
                                                Principal Executive Officer




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